LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
SCHEDULE OF INCOME (LOSS) PER SHARE

	2022	2021	2020

Numerator
Net loss	$(21,036,690)	$(15,669,093)	$(18,169,070)

Denominator
Weighted average number of common shares outstanding	36,739,857	34,545,752	29,169,653
Weighted average number of common shares outstanding - diluted	36,739,857	34,545,752	29,169,653

Basic and diluted loss per share	$(0.57)	$(0.45)	$(0.62)